UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2018

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36436	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director

On April 25, 2018, John G. Perenchio stepped down as a member of the Board of Directors (the “Board”) of Deckers Outdoor Corporation (the “Company”). Mr. Perenchio has served as a member of the Board since 2005 and was serving on the Compensation Committee and Corporate Governance Committee of the Board. Mr. Perenchio’s resignation is not due to any disagreements with the Company on any of the Company’s operations, policies or practices.

Appointment of New Director

On April 25, 2018, the Board appointed William L. McComb to serve on the Board to fill the vacancy created by Mr. Perenchio’s resignation. Mr. McComb will serve as a member of the Board until the Company’s next annual meeting of stockholders or until a successor is elected and qualified. There are no arrangements or understandings between Mr. McComb and any other persons pursuant to which he was elected to serve on the Board.

Mr. McComb served as chief executive officer of Liz Claiborne, Inc. (renamed Fifth & Pacific Companies, Inc. in 2012) and was a member of the company’s board of directors from November 2006 to February 2014. He led the company’s succession in management and name to Kate Spade & Company, after successfully completing an extensive turnaround of the company. Mr. McComb previously served in various management positions at Johnson & Johnson, including assistant product director, vice president of marketing, president of several divisions, and company group chairman. Mr. McComb is currently an advisor to Bain & Company’s digital consulting practice. He serves on the boards of the Center for Business Analytics at the University of Virginia’s McIntire School of Business, and The Marshall Project, a NYC based non-profit, where he chairs the nominating and governance committee. He formerly served on the boards of the American Apparel and Footwear Association and the National Retail Federation, among others. He was also a member of the Business Roundtable, as well as the Kilts Center for Marketing’s steering committee at The University of Chicago Booth School of Business. He holds a Bachelor of Arts degree in economics from Miami University (Ohio) and a Masters of Business Administration in marketing and finance from the University of Chicago Graduate School of Business.

Mr. McComb and the Company will enter into the Company’s standard indemnification agreement in the form previously filed with the Securities and Exchange Commission providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware. In addition, Mr. McComb will be compensated for his service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

 On April 26, 2018, the Board amended and restated the Company’s bylaws (as so amended and restated, the “Bylaws”). Among other things, the amendments to the Bylaws:

•	provide that the chairman of any stockholder meeting has the power to adjourn the meeting;

•
clarify the requirements for stockholders to nominate directors or bring other business before an annual or special meeting of stockholders, including adjusting the dates on which director nominations or proposals of other business must be received by the Company in order to be in compliance with the Bylaws; and

•	make certain other language and conforming changes and other technical edits and updates.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
In connection with adopting the Bylaws, the dates by which stockholders must notify the Company in order to nominate directors or bring other business before the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) have been adjusted.
In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices before the close of business on May 18, 2018. In order for a stockholder proposal made outside of Rule 14a-8 of the Exchange Act or the nomination of a candidate for director to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the 2018 Annual Meeting, such proposal or nomination must be received by the Company at its principal executive offices before the close of business on June 15, 2018, and be in compliance with the Bylaws. All proposals and nominations should be directed to the attention of the Corporate Secretary, Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, CA 93117.

Item 5.08	Shareholder Director Nominations.
The information set forth under the caption “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. McComb as a director of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended,or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation, dated April 26, 2018.

99.1	Press release, dated April 30, 2018, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2018

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation, dated April 26, 2018.
99.1	Press release, dated April 30, 2018, issued by the Company.